UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

VIRGINIA NATIONAL BANKSHARES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-55117	46-2331578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

404 People Place Charlottesville, Virginia		22911
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (434) 817-8621

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VABK	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 30, 2020, Virginia National Bankshares Corporation (the “Company”) filed a Current Report on Form 8-K disclosing the voting results at the Company’s 2020 Annual Meeting of Shareholders held on June 25, 2020.  The sole purpose of this amendment is to correct voting results for two of the ten directors elected.  The content of this Form 8-K/A is otherwise identical to the content of the Form 8-K filed on June 30, 2020.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Virginia National Bankshares Corporation (the “Company”) held its 2020 Annual Meeting of Shareholders on June 25, 2020 (the “Meeting”).  At the Meeting, the Company’s shareholders (1) elected each of the 10 persons listed below under Proposal 1 by plurality to serve until the Company’s 2021 annual meeting of shareholders; (2) approved, on an advisory basis, the Company’s executive compensation as disclosed in the proxy statement related to the Meeting; and (3) ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for 2020.  The following tables summarize the results of the voting by the Company’s shareholders.

Proposal 1.  Election of 10 directors to serve until the 2021 annual meeting of shareholders

Nominees	Votes For	Votes Withheld	Broker Non-Vote
H.K. Benham, III	1,623,994.50	110,949.50	514,490.00
Steven W. Blaine	1,466,504.50	268,439.50	514,490.00
Hunter E. Craig	1,625,692.50	109,251.50	514,490.00
William D. Dittmar, Jr.	1,599,579.50	135,364.50	514,490.00
James T. Holland	1,435,159.50	299,784.50	514,490.00
Linda M. Houston	1,481,310.50	253,633.50	514,490.00
Susan K. Payne	1,589,338.50	145,605.50	514,490.00
Glenn W. Rust	1,645,301.00	89,643.00	514,490.00
Gregory L. Wells	1,650,644.50	84,299.50	514,490.00
Bryan D. Wright	1,650,644.50	84,299.50	514,490.00

Proposal 2.  Advisory (non-binding) approval of the Company’s executive compensation

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
1,462,386.20	115,951.00	156,606.80	514,490.00

Proposal 3.  Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for 2020

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
2,245,845.50	261.00	3,327.50	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Dated: July 1, 2020	By:	/s/ Donna G. Shewmake
Donna G. Shewmake
Executive Vice President and Corporate Secretary